Offerings - Offering: 1	Nov. 10, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Class A Ordinary Shares, par value US$0.0005 per share
Maximum Aggregate Offering Price	$ 8,650,000.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 752.55
Offering Note	Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(o) under the Securities Act of 1933, as amended (the "Securities Act").